Exhibit 10.9

AMENDMENT NO. 7 TO MASTER REPURCHASE AGREEMENT

Dated as of October 28, 2011

Between:

HOME LOAN CENTER, INC., as Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

1.                                      This Amendment

The Parties agree hereby to amend the Master Repurchase Agreement dated October 30, 2009 between them (the “Original MRA”, as amended by Letter Agreement dated November 27, 2009, Amendment No. 1 to Master Repurchase Agreement dated March 11, 2010, Amendment No. 2 to Master Repurchase Agreement dated March 11, 2010, Amendment No. 3 to Master Repurchase Agreement dated July 22, 2010, Amendment No. 4 to Master Repurchase Agreement dated October 29, 2010, Amendment No. 5 to Master Repurchase Agreement dated March 31, 2011, Amendment No. 6 to Master Repurchase Agreement dated June 29, 2011, and as further supplemented, amended or restated from time to time, the “MRA”) to provide for certain changes to the MRA on the terms and conditions set forth herein, and they hereby amend the MRA as follows.

All capitalized terms used in the MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there.

The Paragraphs of this Amendment are numbered to correspond with the numbers of the Paragraphs in the MRA amended hereby and are accordingly often nonsequential.

2.                                      Definitions; Interpretation

A.                                   The definition of “Termination Date” in Paragraph 2(a) of the MRA is hereby amended in its entirety to read as follows:

“Termination Date” means the earliest of (i) the Business Day, if any, that Seller designates as the Termination Date by written notice to Buyer given at least thirty (30) days prior to such date, (ii) the date of declaration of the Termination Date pursuant to Paragraph 12(b), (iii) the Business Day that Buyer designates as the Termination Date pursuant to Paragraph 11(aa), (iv) the first Business Day that is forty-five (45) days after the closing of the Discover Financial Transaction and (v) April 25, 2012, as that date may be extended by written agreement of Buyer and Seller.

5.                                      Accounts; Income Payments

A.                                   The first grammatical sentence of Paragraph 5(b) of the MRA is hereby amended in its entirety to read as follows:

Seller shall deposit into the Cash Pledge Account sums sufficient to cause the amount on deposit therein to be at all times an amount equal to (i) $2,000,000 on and after the effective date of Amendment No. 7 to this Master Repurchase Agreement, and (ii) $4,000,000 on and after the date of the closing of the Discover Financial Transaction (each such sum, herein the “Required Amount”).

11.                               Seller’s Covenants.

A.                                   Paragraph 11(x)(ii) of the MRA is hereby amended in its entirety to read as follows:

(ii)                                  Minimum Adjusted Tangible Net Worth.  Seller shall not permit the Adjusted Tangible Net Worth of Seller (and, if applicable, its Subsidiaries, on a consolidated basis), computed as of the end of each calendar month, to be less than $25,000,000.

B.                                     Paragraph 11(x)(viii) of the MRA is hereby amended in its entirety to read as follows:

(viii)                        Net Income.  Commencing with the calendar quarter ending December 31, 2011, as of the end of each calendar quarter, Seller’s cumulative quarterly net income before taxes shall not be less than $1.00 for two consecutive calendar quarters.

Exhibit C

Exhibit C is amended to (i) replace “$20,000,000” with “$25,000,000” in Item II (the “Required Minimum Adjusted Tangible Net Worth”), and (ii) replace Item IX (Net Losses) with Item IX below:

IX.                                NET INCOME (tested each calendar quarter commencing December 31, 2011)

Cumulative net income for calendar quarter	$
Cumulative net income for immediately preceding calendar quarter	$
Minimum required	Must be at least $1.00 for one of the two quarters tested
In compliance?	☐ Yes ☐ No

[Signature Page Follows]

As amended hereby, the MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:	/s/ John Greene
John Greene,
Underwriter and Assistant Vice President

HOME LOAN CENTER, INC.

By:	/s/ Rian Furey
Name:	Rian Furey
Title:	SVP & COO

[Signature Page to Amendment No. 7 to Master Repurchase Agreement]